     NUMBER                                                                                                      SHARES

                                                       [TRUETIME LOGO]

                                                        TRUETIME, INC.
                                     Incorporated Under the Laws of the State of Delaware

TR                                                                                                          CUSIP: 897868 10 5

                                                                                                              SEE REVERSE FOR
                                                                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                       [SPECIMEN]

Is the owner of






                           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 EACH OF

                                                          TRUETIME, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:


Countersigned and Registered:              [TRUETIME, INC. CORPORATE SEAL]       Charles H. Still          Elizabeth A. Withers

Norwest Shareowner Services                                                      /s/ CHARLES H. STILL      /s/ ELIZABETH A. WITHERS
        Transfer Agent and Registrar
                                                                                 Secretary                 President
By
              Authorized Officer
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



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ------------------------------


                                     X
                                      ---------------------------------------

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

                                      X
                                       ---------------------------------------
                                       -----------------------------------------
                                       ALL GUARANTEES MUST BE MADE BY A
                                       FINANCIAL INSTITUTION (SUCH AS A BANK OR
                                       BROKER) WHICH IS A PARTICIPANT IN THE
                                       SECURITIES TRANSFER AGENTS MEDALLION
                                       PROGRAM ("STAMP") THE NEW YORK STOCK
                                       EXCHANGE, INC. MEDALLION SIGNATURE
                                       PROGRAM ("MSP"), OR THE STOCK EXCHANGES
                                       MEDALLION PROGRAM ("SEMP") AND MUST NOT
                                       BE DATED. GUARANTEES BY A NOTARY PUBLIC
                                       ARE NOT ACCEPTABLE
                                       -----------------------------------------